TONIX PHARMACEUTICALS HOLDING CORP. 8-K

Exhibit 99.01

© 2020 Tonix Pharmaceuticals Holding Corp. November 12, 2020 3 rd Annual Neuropsychiatric Drug Development Summit Seth Lederman, MD - CEO Version P0255 11 - 12 - 20 (Doc 0731) TNX - 102 SL Development for Posttraumatic Stress Disorder (PTSD)

© 2020 Tonix Pharmaceuticals Holding Corp. 2 Cautionary Note on Forward - Looking Statements Certain statements in this presentation regarding strategic plans, expectations and objectives for future operations or results are “forward - looking statements” as defined by the Private Securities Litigation Reform Act of 1995 . These statements may be identified by the use of forward - looking words such as “anticipate,” “believe,” “forecast,” “estimate” and “intend,” among others . These forward - looking statements are based on Tonix’s current expectations and actual results could differ materially . There are a number of factors that could cause actual events to differ materially from those indicated by such forward - looking statements . These factors include, but are not limited to, risks related to failure to obtain U . S . Food and Drug Administration clearances or approvals and noncompliance with its regulations ; our need for additional financing ; delays and uncertainties caused by the global COVID - 19 pandemic ; substantial competition ; uncertainties of patent protection and litigation ; uncertainties of government or third party payor reimbursement ; limited research and development efforts and dependence upon third parties . As with any pharmaceutical under development, there are significant risks in the development, regulatory approval and commercialization of new products . The forward - looking statements in this presentation are made as of the date of this presentation, even if subsequently made available by Tonix on its website or otherwise . Tonix does not undertake an obligation to update or revise any forward - looking statement, except as required by law . Investors should read the risk factors set forth in the Annual Report on Form 10 - K for the year ended December 31 , 2019 , as filed with the Securities and Exchange Commission (the “SEC”) on March 24 , 2020 , and periodic reports and current reports filed with the SEC on or after the date thereof . All of Tonix's forward - looking statements are expressly qualified by all such risk factors and other cautionary statements .

© 2020 Tonix Pharmaceuticals Holding Corp. 3 Team and Collaborators Tonix • Seth Lederman, MD • Greg Sullivan, MD • Herb Harris, MD, PhD • Perry Peters • Ashild Peters, RN • Mandy Ng, PhD • Candace Flint Philip Stark, PhD • Univ. of Calif , Berkeley Ben Vaughn • Rho Disclosures: • Tonix employees hold shares and/or options in Tonix • Philip Stark is a consultant to Tonix • Ben Vaughn is an employee of Rho, which is a contractor to Tonix

# PTSD Candidates in Development

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| Pipeline Product | Targeted Indication | Pre-clinical | Phase 1 | Phase 2 | Phase 3 | NDA[3] | Market |
|---|---|---|---|---|---|---|---|
| **TNX-102 SL[1]**<br>Cyclobenzaprine HCl sublingual tablets Protectic® formulation technology | ***Bedtime treatment for PTSD Tonmya®[2]*** | | | | | | ***Interim analysis results reported Topline results expected 4Q 2020*** |
| **TNX-601 CR[4]**<br>Tianeptine oxalate oral controlled-release formulation | **Daytime treatment for PTSD** | | | | | | |
| **TNX-1600**<br>Triple reuptake inhibitor[5] | **Daytime treatment for PTSD** | | | | | | |

[1] TNX-102 SL (cyclobenzaprine HCl sublingual tablets) is an investigational new drug and has not been approved for any indication; [2] Tonmya has been conditionally accepted by the U.S. FDA as the proposed trade name for TNX-102 SL for the treatment of PTSD. [3] NDA- New Drug Application; [4] Striped arrows reflect that TNX-601 CR is in the pre-IND stage in the U.S.; a Phase 1 study for formulation development was completed outside of the U.S.; [5] (2S,4R,5R)-5-(((2-aminobenzo[d]thiazol-6-yl)methyl)amino)-2-(bis(4-fluorophenyl)methyl)tetrahydro-2H-pyran-4-ol) is an inhibitor of reuptake of three monoamines

© 2020 Tonix Pharmaceuticals Holding Corp.

# TNX-102 SL: Hypothesized Novel Mechanism Targets Sleep Quality for Recovery from PTSD

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## PTSD is a disorder of recovery

- Most people exposed to extreme trauma recover over a few weeks
- In PTSD, recovery process impeded due to insufficient sleep-dependent memory processing[1,2]

## Memory processing is essential to recovery

- Ongoing vulnerability to memory intrusions and trauma triggers if there is deficient consolidation of new learning (extinction)

## TNX-102 SL targets sleep quality[3]

- The active ingredient in TNX-102 SL, cyclobenzaprine, interacts with receptors that regulate sleep quality: strongly binds and potently blocks 5-$HT_{2A}$, $\alpha_1$-adrenergic, histamine $H_1$, and muscarinic $M_1$ receptors, permissive to sleep-dependent recovery processes

[1]Straus LD, Acheson DT, Risbrough VB, Drummond SPA. Sleep Deprivation Disrupts Recall of Conditioned Fear Extinction. Biol Psychiatry Cogn Neurosci Neuroimaging. 2017; 2(2):123-129. [2]Murkar ALA, De Koninck J. Consolidative mechanisms of emotional processing in REM sleep and PTSD. Sleep Med Rev. 2018; 41:173-184.
[3]Daugherty et al., Abstract 728, Society of Biological Psychiatry 70th Annual Scientific Convention, May 14-16, 2015, Toronto Ontario, Canada

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# TNX-102 SL: Sublingual Formulation is Designed for Bedtime Administration

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**TNX-102 SL: Proprietary sublingual formulation of cyclobenzaprine (CBP) with transmucosal absorption**

- Innovation by design with patent protected CBP/mannitol eutectic
- Rapid systemic exposure
- Increases bioavailability during sleep hours
- Avoids first-pass metabolism
  - Lowers exposure to long-lived active major metabolite, norcyclobenzaprine (norCBP)

**CBP undergoes extensive first-pass hepatic metabolism when orally ingested**

- Active major metabolite, norCBP[1]
  - Long half-life (~72 hours)
  - Less selective for target receptors ($5\text{-}HT_{2A}$, $\alpha_1$-adrenergic, histamine $H_1$)
  - More selective for norepinephrine transporter

**TNX-102 SL 505(b)(2) NDA approval can rely on the safety of the reference listed drug (AMRIX®)[2]**

[1] Daugherty et al., Abstract 728, Society of Biological Psychiatry 70th Annual Scientific Convention, May 14-16, 2015, Toronto Ontario, Canada
[2] FDA Minutes (November 26, 2018)

© 2020 Tonix Pharmaceuticals Holding Corp.

© 2020 Tonix Pharmaceuticals Holding Corp. 7 No Recognized Abuse Potential in Clinical Studies Active ingredient is cyclobenzaprine, which is structurally related to tricyclic antidepressants • Cyclobenzaprine interacts with receptors that regulate sleep quality: 5 - HT 2A, α 1 - adrenergic, histaminergic H 1 , and muscarinic M 1 receptors • Cyclobenzaprine does not interact with the same receptors as traditional hypnotic sleep drugs, benzodiazepines or non - benzodiazepines that are associated with retrograde amnesia • Cyclobenzaprine - containing product was approved 40 years ago and current labeling (May 2016) indicates no abuse or dependence concern TNX - 102 SL NDA can be filed without drug abuse and dependency assessment studies* *April 2017 m eeting minutes from the March 2017 FDA meeting

© 2020 Tonix Pharmaceuticals Holding Corp. 8 Three Recent PTSD Trials Testing TNX - 102 SL (cyclobenzaprine sublingual tablets) Phase 2 P201 “ AtEase ” – Military - related PTSD 1 • Reported May 2016 ( mITT , N=231) • 3 groups: Placebo (n= 92), TNX 2.8 mg (n= 90) and TNX 5.6 mg (n=49) • Primary endpoint (2.8 mg dose): CAPS - 5 CFB, Week 12: MMRM, P =0.26 (two - sided) • Secondary endpoints (5.6 mg dose): CAPS - 5 ( P =0.053), PGIC ( P =0.035) and CGI - I ( P =0.041) Phase 3 P301 “HONOR” – Military - related PTSD 2 • Discontinued August 2018 (randomized, N=358) due to “futility” at interim analysis (IA) • 2 groups at IA: Placebo (n= 125) and TNX 5.6 mg (n= 127) • Primary endpoint (5.6 mg dose): CAPS - 5 CFB, Week 12: MMRM with MI, P =0.60 (two - sided) • Secondary endpoints (5.6 mg dose): PGIC ( P =0.020) and CGI - I ( P =0.34) Phase 3 P302 “RECOVERY” – Civilian PTSD 3 • Stopped enrollment in Feb 2020 (randomized, N=192) when interim analysis recommended stop for “futility” • 2 groups: Placebo (n ~ 96) and TNX 5.6 mg (n ~ 96) • Remains blinded 1 ClinicalTrials.gov Identifier: NCT02277704 2 ClinicalTrials.gov Identifier: NCT03062540 3 ClinicalTrials.gov Identifier: NCT03841773 Abbreviations: CAPS - 5 = Clinician - Administered PTSD Scale for DSM - 5; CFB = change from baseline; CGI = Clinician Global Impression - Improvement; PGIC = Patient Global Impression of Change; mITT = modified Intent - to - Treat; MMRM = mixed model repeated measures; MI = multiple imputation

© 2020 Tonix Pharmaceuticals Holding Corp. 9 Adverse Events (AEs) in P201/AtEase and P301/HONOR Studies No serious and unexpected AEs in P201 or P301 related to TNX - 102 SL • Systemic AEs comparable between studies and also consistent with those described in approved oral cyclobenzaprine product labeling • Severity and incidence of oral hypoesthesia (oral numbness) are not dose related and similar in both studies # only adverse events (AEs) are listed that are at a rate of ≥ 5% in any TNX - treated group *no values in a row for either study means the AE in the active group(s) in that study was at a rate of <5%

© 2020 Tonix Pharmaceuticals Holding Corp. 10 Highlights of Three Recent PTSD Trials Testing TNX - 102 SL Focus on rater training, patient retention and data quality • First studies to use CAPS - 5 • Rater training, certification, and reliability overseen by Frank Weathers PhD and associates • Periodic re - assessment of raters by recorded interviews • Development of systematic method to compute “Severity” from “Intensity” and “Frequency”, which since has been adopted for cur ren t CAPS - 5 by National Center for PTSD Recruitment of participants by social media • Successfully engaged and recruited military PTSD participants, both current military and veterans Enrollment of only well - vetted screenings by sponsor medical monitors • Comprehensive pre - randomization process established • Thorough scrutiny of index traumas to ensure all meet DSM - 5 PTSD Criterion A • Attention to correct scoring of CAPS - 5 and enrollment severity thresholds met as well as PTSD diagnosis Inclusion of participants with suicidality • Inclusion of Columbia Suicide Severity Rating Scale (C - SSRS) of up to Type 3 Suicidal Ideation • Sites trained on Safety Planning Intervention for subjects experiencing increased suicidality during trial Handling of missing data by multiple imputation • Prior approvals in PTSD were prior to the National Academy of Sciences report on missing data Modern randomization protocols • Randomization stratified by site, sex and other factors, e.g. smoking status (current/not current), current MDE (yes/no) Abbreviations: MDE = major depressive episode

© 2020 Tonix Pharmaceuticals Holding Corp. 11 Common Themes from Three Recent PTSD Trials Testing TNX - 102 SL • Consistent nominal improvement on sleep item on CAPS - 5 • E6 sleep disturbance item • Supported by nominal benefits in PROMIS Sleep Disturbance • Evidence of “target engagement”, appropriate dosing and pharmacokinetics • High placebo response measured by CAPS - 5 change from baseline • Studies appear to have provided “enhanced” standard of care • Drug separation from placebo at Week 4 was not sustained at Week 12 1 • Continued trend of improvement in placebo groups throughout courses of studies • Patient Global Impression of Change (PGIC) consistently improved at Week 12 • Patient self - assessment is not tied to disease constructs of CAPS - 5/DSM - 5 • Clinician Global Impression of Improvement (CGI - I) also tended to improvement, although was more correlated with CAPS - 5 change relative to that seen with PGIC 1 In P201, 2.8 mg dose was nominally positive at week 4; in P301, 5.6 mg dose nominally positive at week 4

© 2020 Tonix Pharmaceuticals Holding Corp. 12 Heterogeneity of Study Participants • PTSD diagnosis may include a heterogeneous group of different stress disorders • Psychiatric nosology and diagnosis remain clinical and pre - molecular • No validated biomarkers for diagnosis or response • PTSD may be a single entity, but might be a common manifestation of a heterogeneous group of different stress disorders • Military and civilian PTSD are typically triggered by very different stressors • Males and females may manifest symptoms differently • Time since trauma ≤9 years or >9 years appears to stratify for drug response • Response to TNX - 102 SL may be heterogeneous • Drug metabolizing enzymes? • Neurotransmitter receptor and transporter gene alleles? • Comorbid undiagnosed sleep disorders that may be unresponsive to this treatment?

© 2020 Tonix Pharmaceuticals Holding Corp. 13 Placebo Response – “Hard to Beat” • Improvement of placebo group makes it difficult for any drug to separate • Dramatic placebo responses suggest measurement issue with primary endpoint • Such dramatic recoveries are not consistent with known natural history of established PTSD • Placebo response is growing across psychiatry and particularly in the US • Schizophrenia studies indicate US placebo response is higher than in other countries 1,2 • Unclear etiology • PTSD is a global problem, so ex - US studies can evaluate if this trend is a problem • Repeated CAPS - 5 administrations may confound data collection and/or lead to “enhanced” standard of care • One week “lookback” CAPS, which has been the standard for pharmacotherapy trials, considered by many to be too short a period to adequately describe recent symptom status due to the high variability in PTSD symptom week to week • In psychotherapy trials of PTSD, typically only include a baseline and endpoint CAPS, and utilize 1 - month lookback 1 Gopalakrishnan, M et al. J Clin Psychiatry . 2020; 81(2):19r12960 2 Laughren, TP J Clin Psychiatry . 2020; 81(2):19com13110 3 Hodgins, GE et al. 2018; J C lin Psychopharm 38,3 (2018): 200 - 206.

# Placebo Responses in PTSD Trials

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| | PTSD Population Type | Outcome Measure | Percent Change from Baseline in CAPS Observed Means | | |
|---|---|---|---|---|---|
| Tonix P201/AtEase 2016 - TNX-102 SL | | | PBO | TNX-2.8mg | TNX-5.6mg |
| | Military-related | CAPS-5 | -46% | -51% | -58% |
| Tonix P301/HONOR 2018 - TNX-102 SL | | | PBO | | TNX-5.6mg |
| | Military-related | CAPS-5 | -43% | | -50% |
| Marshall et al 2001[1] - paroxetine | | | PBO | Parox. 20mg | Parox. 40mg |
| | Predom. Civilian | CAPS-2 | -34% | -53% | -51% |
| Tucker et al 2001[2] - paroxetine | | | PBO | | Parox. 20-50mg |
| | Predom. Civilian | CAPS-2 | -34% | | -48% |
| Davidson et al 2001[3] - sertraline | | | PBO | | Sert. 50-200mg |
| | Predom. Civilian | CAPS-2 | -36% | | -45% |
| Brady et al 2000[4] - sertraline | | | PBO | | Sert. 50-200mg |
| | Predom. Civilian | CAPS-2 | -31% | | -43% |
| Friedman et al 2007[5] - sertraline | | | PBO* | | Sert. 50-200mg* |
| | Military-related | CAPS-2 | -21% | | -18% |

| | | | | | |
|---|---|---|---|---|---|
| Rauch et al 2019[6] - PE, Sert, Combo | | | Sert+EMM# | PE+PBO# | PE+Sert# |
| | Military-related | CAPS-IV | -37% | -35% | -38% |

[1] Marshall et al. *Am J Psychiatry* 2001;158:1982-1988.
[2] Tucker et al. *J Clin Psychiatry* 2001;62:860-868.
[3] Davidson et al. *Arch Gen Psychiatry* 2001;58:485-492.
[4] Brady et al. *JAMA* 2000;283:1837-1844.
[5] Friedman et al. *J Clin Psychiatry* 2007;68:711-720.
[6] Rauch et al. *JAMA Psychiatry*. 2019;76:117-126.

**adjusted* mean CFB used as observed not available in report

#Week 12 CAPS-IV CFB used in this 24 week trial for comparison purposes; listed pharmacotherapy trials all were 12 weeks

Abbreviations: CAPS = Clinician-Administered PTSD Scale; EMM = enhanced medication management; Parox = paroxetine; PBO = placebo; PE = prolonged exposure; Sert = sertraline;

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© 2020 Tonix Pharmaceuticals Holding Corp. 15 Randomization is Often Overlooked as an Element in Randomized Clinical Trials (RCTs) 1 In our trials a population of patients defined by inclusion and exclusion criteria are randomized into treatment groups in complex processes • Attempts to balance drug and placebo groups at individual sites and to balance other potential confounders such as sex The statistical P - values are directly connected to the experiment • The P - values flow from the randomization • Rigorous analysis should proceed via Jerzy Neyman’s “Ticket Model,” 2 later generalized by Donald Rubin to “Potential Outcomes” 3 The parametric P - values are pro forma • The null hypothesis behind the parametric P - values involves counterfactual assumptions about how the subjects were selected and how the data were collected For some designs, the parametric P - value is an asymptotic approximation to the statistical P - value • The two can be numerically close, but they can also differ substantially 1 Rosenberger WF, “Randomization”, Statistics in Medicine 2019 98:1 - 12 2 Neyman 1930 Neyman , Jerzy. Sur les applications de la theorie des probabilites aux experiences agricoles : Essai des principes . Master's Thesis (1923). English Translation : https://projecteuclid.org/euclid.ss/1177012031 3 Rubin, Donald (2005). "Causal Inference Using Potential Outcomes". J. Amer. Statist. Assoc. 100 (469): 322 – 331. doi : 10.1198/016214504000001880 .

© 2020 Tonix Pharmaceuticals Holding Corp. 16 Proposed Solution: Randomization Honoring (RH) Method 1 Respects the method in which study subjects are randomized into drug and placebo groups • Technically, randomization IS “The Experiment” Accounts for the dependence of the drug and placebo groups properly • If an individual is in one group, that individual is not in the other group • Groups are not independent Consistent with the randomization procedure performed in the study, with no additional assumptions (aside from "non - interference") • A study subject's response depends only on whether that subject is assigned to drug or placebo, and not on the group assignment of other subjects in the study All the probability assertions flow from the actual randomization of the study Uses simulation to estimate the probabilities 1 https://www.stat.berkeley.edu/~stark/Seminars/npc - tonix - 20.slides.pdf

© 2020 Tonix Pharmaceuticals Holding Corp. 17 How Does CAPS - 5 Dimensionality Affect Its Use as a Measure of Change in Symptoms or Syndrome CAPS - 5 consists of 20 items that can be considered dimensions • CAPS - 5 was developed as a diagnostic tool based on DSM - 5 PTSD criteria • Paxil® (paroxetine) and Zoloft® (sertraline) were approved for PTSD based on earlier versions of the CAPS with 3 less items, a different scoring system (severity = intensity + frequency), and avoidance symptoms were not requisite for diagnosis ”Total CAPS - 5” score collapses 20 dimensions into one dimension • Simple addition of the item scores loses data • Items that are rarely endorsed dilute the effects of items that are frequently endorsed and change in the direction of improvement by Principal Component Analysis 1 Future trial statistical analysis: • Fewer dimensions? • Trimming the CAPS - 5 to fewer items increases “power”, specifically, removing items that are rarely endorsed: flashbacks, amnesia and reckless/self - destructive behavior • Tension of “pseudo - specificity” (although FDA approved pimivanserin for delusions and hallucinations in Parkinson’s) • Dr. John Krystal/Yale VA study of trazodone for insomnia in PTSD with primary endpoint of sleep improvement 2 • Trimming is in the direction of the NIMH Research Domain Criteria (“ RDoC ”) approach • All dimensions? • Methodologies that use all dimensions have the potential to detect drug/placebo separation in trials with smaller N’s 1 Data on file 2 ClinicalTrials.gov Identifier: NCT03668041

© 2020 Tonix Pharmaceuticals Holding Corp. 18 Multi - dimensional Analyses “21 st Century Cures Act” addressed use of novel trial designs, simulations and analyses • Requiring guidance and encouraging increased reliance on novel and adaptive clinical trial designs, including use of modeling and simulation (sec 3021(b)(2)) • Then - Commissioner Gottlieb expressed strong interest in the use of these innovative tools to expedite product development Practical and ethical considerations motivate efficient extraction of data from trials with the lowest N’s • Excessively large studies, needlessly: • Increase the cost of developing drugs and discourage innovation • D elay the approval, marketing and availability of effective drugs • Prolong the exposure of participants to ineffective drugs • Sometimes show statistically significant effects that are not clinically meaningful • “Adequate and well controlled” implies that drug approvals should be based on reasonably sized RCTs that show a statistically significant (p < 0.05) probability that drug benefit did NOT occur by chance

© 2020 Tonix Pharmaceuticals Holding Corp. 19 Proposed Solution: Randomization Honoring (RH) Non - Parametric (NP) Combination of Tests (COT) Each of the 20 individual items is treated as a separate measurement that contributes evidence about the null hypothesis • Randomization Honoring (RH) can incorporate non - parametric (NP) combination of tests (COT), collectively the method is RHNPCOT 1,2 F ramework of non - parametric combination of tests (RHNPCOT) consists of two stages (both stages utilize randomization tests with multiple replications): (1) Computing randomization p - values for the 20 individual items (2) Combining the 20 p - values to produce a single overall p - value Respects the method in which study subjects are randomized into drug and placebo groups AND preserves information from 20 dimensions 1 Pesarin F, Salmaso L. Permutation tests for complex data. theory, applications and software. Chichester: John Wiley & Sons, Ltd. ISBN: 978 - 0 - 470 - 51641 - 6; 2010: Chapter 4, “The Nonparametric Combination Methodology” p 117 - 175. 2 Arboretti, R et al. Test statistics in medical research: traditional methods vs multivariate NPC permutation tests. Urology 2015; 85 (2): 130 - 136.

© 2020 Tonix Pharmaceuticals Holding Corp. 20 First Stage of RHNPCOT Randomization Treatment codes are randomly allotted to the observed data 10,000 times by generating sets of randomization lists that simulate (and are valid under) the original randomization system used • The test statistic is calculated for each of the 20 items and 10,000 samples, and for the original observed data with actual treatment codes • The randomization lists are simulations of the randomization scheme • The percentile rank of the observed data’s test statistic relative those with randomly assigned treatments yields a 1 - sided p - value for a randomized test of the null hypothesis that treatment does not matter • If treatment assignment has no impact, the observed data would be unlikely to be in the tail of the distribution of values of the test statistic for the random assignments 1 - percentile is the p - value under the null hypothesis • This results in a vector of 20 p - values for the 20 CAPS - 5 items

# Second Stage of RHNPCOT Randomization

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**The 20 *p*-values {p_i} are combined into a single summary statistic using Fisher's combining function**

- $-2\sum_{i=1}^{20}\ln(p_i)$.

- If the 20 *p*-values were continuous and independent, this statistic would have a $X^2$ distribution with 20 degrees of freedom
- The independence assumption is clearly violated and the distribution is discrete, so the randomization approach is utilized again to calibrate Fisher's combination to produce an overall p-value
- The above statistic is calculated for each of the 10,000 random treatment assignments and the percentile rank of the combination for the observed data among those 10,000 values is obtained

**As in Stage 1, this percentile is a one-sided *p*-value for a randomized test of the null hypothesis that treatment has no effect**

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© 2020 Tonix Pharmaceuticals Holding Corp. Phase 3 P301 Data: Hist ogram V alues of the Combining Function (for Random Reallocations) 1 D ensity (frequency per unit of the X axis) V alues of the Combining Function 1 Retrospective analysis of CAPS - 5 Week 12 change from baseline

© 2020 Tonix Pharmaceuticals Holding Corp. 23 Phase 3 P301 Study: Comparison of Primary Analysis with Retrospective Analysis of CAPS - 5 Week 12 Change from Baseline by RHNPCOT Primary analysis • MMRM 1 with MI 2 , P =0.6 (two - sided) Retrospective RHNPCOT analysis • RHNPCOT using Medians with MI, P= 0.03 (two - sided) 1 MMRM = Mixed model repeated measures 2 MI = Multiple imputation

© 2020 Tonix Pharmaceuticals Holding Corp. 24 RHNPCOT 1 Honors the actual randomization method of the study • Uses modern analyses and simulations which are advocated by 21 st Century Cures Act Preserves information from 20 dimensional CAPS - 5 • Unlike “total CAPS - 5” which collapses data into one dimension Measure of benefit from all of the CAPS - 5 items • Not a “trimmed” CAPS - 5 with fewer items • No a posteriori selection, elimination or weighting of measurements Assesses PTSD improvement at the Syndromal Level – not Symptom Level • Not pseudo - specific Efficient use of data with smaller numbers of study participants • Ethical (not exposing volunteers unnecessarily) and practical (allows for reasonably sized studies) • Provides benefit of statistical methods that weren’t practical before computers Concordant with Patient Global Impression of Change (PGIC) • Patient reported yardstick of benefit – not connected to theoretical constructs of nosology • PGIC is clinically meaningful 1 https://www.stat.berkeley.edu/~stark/Seminars/npc - tonix - 20.slides.pdf

© 2020 Tonix Pharmaceuticals Holding Corp. 25 Future Plans Pharmacogenomics on study participants • P302 has high rate of consent for DNA collection • P301 has a subset of participant DNA available • Exome sequencing to focus on: • Drug metabolizing enzymes • Neurotransmitter receptors and transporters • Genes related to sleep quality • Genes related to fear extinction memory processing Plan to propose new analysis for primary endpoint in next PTSD studies • Statistical analysis plan to use RHNPCOT for primary analysis P3 Study in US • Protocol in development P3 Study on Kenyan Police • Protocol in development with Moi University – expected start date Q32021

© 2020 Tonix Pharmaceuticals Holding Corp. 26 Crisis in Psychiatry Randomized Controlled Trials (RCTs) Paradox: while clinical methods (particularly randomization) and data quality are improving, success in subsequent studies has become harder to predict • Randomization sequence typically attempts to stratify by site, sex and other criteria (either via “adaptive randomization” or stratification) Probability of success of subsequent psychiatry RCTs based on “power” are unreliable • Many “positive” psychiatry trial results cannot be replicated • Often takes multiple trials to get 2 “positive” trials 1 • FDA does not limit the number of studies that can be performed (i.e., no “called strikes”) • Without confidence about replicating “positive” studies, pharma companies are abandoning psychiatry Pharma has searched for reasons • Heterogeneity of patients – implicates imprecise psychiatric diagnosis and measurement • NIMH Research Domain Criteria (“ RDoC ”) • Pseudo - specificity redux (e.g., pimivanserin for hallucinations & delusions in Parkinson’s Disease) • Recent requirement to adjust for “missing data” has “moved the goal line” for approval • Several drugs approved without “missing data” considerations would not be approved today • Placebo effect is “growing”, particularly in the US 2,3,4 • US sites have bigger placebo effects than foreign sites? 1 Khin, NA et al. J Clin Psychiatry. 2011; 72(4):464 - 472 2 Gopalakrishnan, M et al. J Clin Psychiatry . 2020; 81(2):19r12960 3 Laughren, TP J Clin Psychiatry . 2020; 81(2):19com13110 4 Hodgins, GE et al. 2018; J C lin Psychopharm 38,3 (2018): 200 - 206.

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